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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):    December 11, 1997





                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



Delaware                            000-21507              11-2723423
(State or other jurisdiction of     (Commission         (I.R.S. Employer
incorporation)                      File Number)       Identification No.)



                               2026 McGaw Avenue
                            Irvine, California 92614
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 757-0530

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Item 5.   Other Events.


          On December 11, 1997, Powerwave Technologies, Inc. (the "Company") announced that the Board of Directors of the Company authorized the Company to repurchase up to one million (1,000,000) shares of Common Stock of the Company in open market transactions. All shares of Common Stock repurchased by the Company will be utilized by the Company in its employee stock option programs covering future option grants.



Item 7.   Financial Statements and Exhibits


          (a)   Not applicable.
          (b)   Not applicable.
          (c) Exhibits. The following exhibits are filed as part of this report:

          Exhibit Number      Description

               99.1           Press release dated December 11, 1997.

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                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    POWERWAVE TECHNOLOGIES, INC.



Date:  December 16, 1997            By:  /s/ Kevin T. Michaels
                                         -----------------------------------
                                         Kevin T. Michaels
                                         Vice President, Finance and Chief
                                         Financial Officer

                                       3
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                                 EXHIBIT INDEX



                                                                                   Sequentially
Exhibit Number                           Description                               Numbered Page
----------------                         ------------                              -------------
99.1                      Press release dated December 11, 1997.                          5



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